                                                                   EXHIBIT 10.38




                              HORIZON SEISMIC INC
                            (US) OFFICE, WESTHEIMER,
                                  HOUSTON, USA

                                                      STANDARD OFFICE LEASE FORM
                                                      (WITH BASE YEAR)



                                LEASE AGREEMENT

         THIS LEASE AGREEMENT ("Lease") is entered as of the ____ day of _______________ 1994 between PINCAY OAKS, INC. ("Landlord"), and HORIZON EXPLORATION, LIMITED ("Tenant" ).

                    ARTICLE 1 LEASE PREMISES, TERM, AND USE

         1.01.   Leased Premises.

         (a) Upon the terms, provisions and conditions hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises reflected on the floor plans set forth in Exhibit "A" hereto in the building known as WESTHEIMER CENTRAL PLAZA ("Building") and located at 11200 WESTHEIMER, Houston, Harris County, Texas. References in this Lease to the "Complex" shall mean the Building, the parking garage ("Garage") adjacent to and servicing the Building and all other facilities, parking areas, improvements, structures, and landscaping areas relating to or servicing the Building and Garage and located on or installed in or to be located on or installed in the land ("Land") described in Exhibit "B" hereto. Such premises, together with any other space in the Complex leased by Tenant pursuant hereto, are herein called the "Leased Premises."

         (b) The "Rentable Area" of the Leased Premises is hereby stipulated and agreed for all purposes to be 2,874 square feet.

         1.02. Term. Subject to the terms, provisions and conditions hereof, this Lease shall continue in force for a term ("Term") of SIXTY-THREE (63) calendar months, beginning on the 1ST day of SEPTEMBER, 1994 (such commencement date being subject to adjustment as provided in Sections 3.03(b) and (c), and being hereinafter called the "Commencement Date") and ending on the 30TH day of NOVEMBER, 1999.

         1.03. Use. Tenant (and its permitted assignees and sublessees, if any) will occupy and use the Leased Premises solely for general business office purposes of a lawful nature and for no other purpose.

                               ARTICLE 2  RENTAL

         2.01.   Base Rental.  Tenant shall pay an annual base rental ("Base
Rental") in the sum of $  *   and No/100 Dollars ($  *  ) per year payable in
equal monthly installments of   *   and   *  /100 Dollars ($  *  ).  The Base
Rental includes the Tenant's proportionate share of the Base Year (hereinafter defined) Basic Operating Costs.

                 MONTHS                      MONTHLY          ANNUALLY
                 ------                      -------          --------
                 *09/1/94 - 11/30/94         Abated           Abated
                 12/01/94 - 11/30/95         2,395.00         28,740.00
                 12/01/95 - 11/30/99         2,514.75         30,177.00

         2.02.   Tenant's Share of Basic Operating Costs.

         (a) Tenant shall also pay Tenant's Share (hereinafter defined) of any increases in the Basic Operating Costs (hereinafter defined) for the Complex in excess of the Basic Operating Expenses for the "Base Year." The Base Year is hereby stipulated and agreed for all purposes to be 1994. Prior to the commencement of each calendar year during the Term, Landlord shall provide a then current estimate of annual Basic Operating Costs, and thereafter Tenant shall pay, as additional rental, in monthly installments in accordance with Section 2.04, Tenant's Share of the difference between estimated annual Basic Operating Costs and the Base Year Basic Operating Costs for the calendar year in question.

         (b) As soon as possible after the conclusion of each calendar year of the Term, Landlord shall furnish to Tenant a statement of actual Basic Operating Coats for such year, and within thirty (30) days thereafter an appropriate cash adjustment shall be made between Landlord and Tenant to reflect any overpayment or underpayment of Rent (hereinafter defined) because of any difference between Landlord's estimate of, and the actual, Basic Operating Costs. In the event of the termination of the Term at a time other than the end of a calendar year, Landlord may provide to Tenant after such termination a statement specifying any changes in the then current estimate of Basic Operating Costs, and within thirty (30) days thereafter an appropriate cash adjustment shall be made between Landlord and Tenant to reflect any underpayment or overpayment of Rent for the portion of such calendar year preceding the termination of the Term. As soon as possible after the conclusion of the calendar year in which the Term is terminated, Landlord shall provide Tenant with the statement of the actual Basic Operating Costs, and a cash settlement shall be made between Landlord and Tenant in accordance with the first sentence of this Section 2.02(b).

         (c) "Tenant's Share" shall mean the amount by which the Basic Operating Costs exceed the Base Year Basic Operating Costs for any year or partial year during the Term which is based upon the proportion which the Rentable Area of the Leased Premises bears to ninety-five percent (95%) of the Rentable Area of the Building or to the total Rentable Area leased in the Building if such total is greater than 95% of the Building Rentable Area.

         (d) "Basic Operating Costs" shall mean the operating expenses of the Complex and all expenditures by Landlord to own, maintain and operate the Complex. All operating expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles which shall be consistently applied. Such operating expenses shall include all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation, and maintenance of the Complex, including, but not limited to, the following:





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                 (1)      Wages and salaries of all employees engaged in direct
operation and maintenance of the Complex, employer's social security taxes, unemployment taxes or insurance and any other taxes which may be levied on such wages and salaries, and the cost of disability and hospitalization insurance and pension or retirement benefits for such employees;

                 (2) Cost of leasing or purchasing all supplies, tools, equipment and materials used in the operation, maintenance and ownership of the Complex;

                 (3) Cost of all utilities for the Complex, including the cost of water and power, sewage, heating, lighting, air-conditioning and ventilating for the Complex;

                 (4) Cost of all maintenance and service agreements for the Complex and surrounding grounds, including but not limited to janitorial service, security service, equipment leasing, energy management system leasing, landscape maintenance, alarm service, window cleaning and elevator maintenance;

                 (5) Cost of all insurance relating to the Complex, including, but not limited to, casualty insurance, rental insurance and liability insurance applicable to the Complex and Landlord's personal property used in connection therewith as well as any deductible sum required by any such policies;

                 (6) All taxes and assessments and governmental charges (including but not limited to mortgage taxes and other taxes and assessments passed on to Landlord by a mortgagee holding a lien on the Complex), whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise and any other taxes, association dues and assessments attributable to the Complex or its operation excluding, however, income taxes, estate and inheritance taxes, excess profit taxes, franchise taxes, taxes imposed on or measured by the income of Landlord from operation of Complex, sales and other taxes imposed on amounts paid by Tenant hereunder (including, without limitation, sales taxes imposed on the Parking Charge, as hereinafter defined), and taxes imposed on account of a transfer of ownership of the Complex or the Land;

                 (7) Cost of repairs and general maintenance (excluding such repairs and general maintenance paid by insurance proceeds or by Tenant or other third parties and alterations attributable solely to tenants of the Building other than Tenant);

                 (8) Legal expenses and accounting expenses incurred with respect to the Complex;

                 (9) Fees for management services, whether provided by an independent management company, by Landlord or by any affiliate of Landlord;

                 (10) Costs in order to comply with new or revised federal or state laws or municipal ordinances or codes or regulations promulgated under any of the same; and;





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
                 (11) Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing (or avoiding increases in) operating costs or which may be required by governmental authority. The costs of such capital investment items under this Section 2.2(d)(11) shall include costs incurred in financing the purchase of such items, including loan fees and interest. All costs of such capital investment items shall be amortized over the reasonable life of such items with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Complex.

Basic Operating Costs shall not include (i) expenditures classified as capital expenditures for Federal income tax purposes (except as set forth in Section 2.02(d)(11), (ii) costs for which Landlord is entitled to specific reimbursement by Tenant, any other tenant of the Building, or any other third party, (iii) allowances specified in the Work Letter (hereinafter defined) for expenses to be incurred by Landlord for improvements to Leased Premises, (iv) leasing commissions, and all noncash expenses (including depreciation), and (v) debt service on any indebtedness secured by the Complex (except debt service on indebtedness to purchase or pay for items specified as permissible Basic Operating Costs under Section 2.02(d)(1) through (11)).

                 (12) Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any year or any portion of any year of the Term, an adjustment shall be made in computing the Basic Operating Costs for that year so that the Basic Operating Costs shall be increased for that year to the amount that, in Landlord's judgment, would have been incurred had the total Rentable Area of the entire Building been fully occupied during the entirety of that year. It is the intent of this Section that Landlord shall not be required to bear any portion of the Basic Operating Costs which exceed the Base Year Basic Operating Costs for any year or partial year of the Term.

         (e) Tenant, at its expense, shall have the right, upon giving reasonable notice, to audit Landlord's books and records relating to any increased or additional rental payable hereunder for any periods within two (2) years prior to such audit; or at Landlord's sole discretion, Landlord will provide an audit or report prepared by a certified public accountant, which audit or report for purposes of this Lease shall be conclusive.

         2.03. Parking. Landlord hereby agrees to make available to Tenant and Tenant hereby agrees to pay for and take, during the full term of this Lease, TWO (2) contract assigned parking permits and SEVEN (7) contract unassigned parking permits (hereinafter collectively called the "Initial Parking Permits") in the Complex parking garage (hereinafter called the "Garage"), upon the following terms and conditions:

                 (1) Tenant shall pay as rental ("Parking Rentals") for the Initial Parking Permits the rates charged from time to time by the operator of the Garage, plus all taxes applicable thereto. The initial monthly rate for each of the Initial Parking Permits for assigned parking shall be $ N/A plus taxes, and for unassigned parking shall be $ N/A plus taxes. Said rentals shall be





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
due and payable to Landlord as additional Rent on the first day of each calendar month during the term of this Lease.

         2.04. Payment of Rent. The term "Rent" as used herein shall mean the Base Rental, the Tenant's Share of any increases in the Basic Operating Costs over the Base Year Basic Operating Costs, the Parking Rentals and all other amounts provided for in this Lease to be paid by Tenant, all of which shall constitute rental in consideration for this Lease and the leasing of the Leased Premises. The Rent shall be due and payable in advance in monthly installments on the first day of each calendar month during the Term hereof, in legal tender of the United States of America to Landlord at the address shown in Section 5.16 or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset except as otherwise expressly provided for in Sections 5.01 and 5.02. In no event shall the Landlord accept or be bound by any payment of Rent more than thirty (30) days in advance. If the Term commences or ends on any day other than the first or last day of a calendar month, then the installment of Base Rental and the Parking Rentals for such partial month shall be appropriately prorated. If the Term commences or ends at any time other than the first day of a calendar year, the Tenant's Share of any increases in the Basic Operating Costs over the Base Year Basic Operating Costs shall be prorated for such year according to the number of days of the Term during such year. In no event shall Base Rental or monthly installments thereof be less than the amounts specified in Section 2.01.

         2.05. Security Deposit. Landlord hereby acknowledges receipt of $2.395.00 representing December 1994, the first month's rental paid in advance, and an amount of $2,395.00 representing Tenant's deposit ("Security Deposit") as security for the full and faithful performance by Tenant of the terms, conditions, and covenants of this Lease which are to be performed and kept by Tenant. Landlord may apply any portion of the Security Deposit as may be necessary to cure an Event of Default (hereinafter defined) by Tenant hereunder, including (but not limited to) the failure of Tenant to pay Rent or any other charges which accrue in favor of Landlord hereunder. In the event Tenant fails to repair damages caused or occasioned by Tenant, including damages caused by the removal of fixtures allowed to be removed under Section 4.07, Landlord may apply any portion of the Security Deposit as may be necessary to make such repairs. Any remaining balance of the Security Deposit shall not be considered as an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. Landlord's deduction of the amounts owed by Tenant to Landlord from the Security Deposit shall in no event release Tenant from being in default under the terms of the Lease. Tenant agrees to hold harmless any Landlord's Mortgagee (as defined in Section 4.10) for the failure to return Tenant's Security Deposit.





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
                         ARTICLE 3  LANDLORD'S SERVICES

         3.01.   Services to be Furnished by Landlord.

         (a) Landlord shall use all reasonable efforts to furnish, subject to the Building Rules and Regulations (hereinafter defined) and Tenant's performance of its obligations hereunder, the following services:

                 (1) Air-conditioning and heating in season, during Normal Building Operating Hours (hereafter defined), at such temperatures and in such amounts as are considered by Landlord to be standard;

                 (2) Hot and cold water at those points of supply provided for lavatory and drinking purposes only;

                 (3) Janitor service in and about the Building and the Leased Premises five (5) days per week, and periodic window washing; however, Tenant shall pay, as additional Rent upon presentation of a statement therefor by Landlord, the additional costs attributable to the cleaning of improvements within the Leased Premises other than Building Standard (hereinafter defined) improvements;

                 (4)      Elevators for access to and egress from the Leased
Premises;

                 (5) Electricity and proper facilities to furnish sufficient electrical power during Normal Building Operating Hours for normal office machines and other machines of low electrical consumption, but not including electricity or air conditioning required for electronic data processing equipment, special lighting in excess of Building Standard, or any other item of electrical equipment which singly consumes more than 0.5 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase; and

                 (6) Replacement of fluorescent lamps in Building Standard light fixtures installed by Landlord and incandescent bulb or fluorescent lamp replacement in public toilet and restroom areas and stairwells.

         (b) Equipment and personnel to limit access to the Building after normal business hours; provided, however, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for, and shall be indemnified by Tenant against, liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Building or the Leased Premises, and Tenant hereby releases Landlord from all liability relating thereto. Landlord shall furnish one (1) cardkey for each six hundred fifty
(650) square feet of Rentable Area of the Leased Premises, any additional cardkeys will be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such cardkeys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Leased Premises without Landlord's





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permission, and Tenant shall not make or permit to be made any duplicates of such cardkeys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all the cardkeys for the Leased Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets, and vault doors, if any, in the Leased Premises.

         (c) "Normal Building Operating Hours" shall be from 7:00 a.m. to 6:00 p.m. Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturday, exclusive of Sundays and "holidays." "Holidays" shall refer, without limitation, to New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday following Thanksgiving Day, Christmas Day, and other holidays commonly observed by a majority of the tenants of the Building. If the holiday occurs on Saturday or Sunday, the Friday preceding or the Monday following may, at Landlord's discretion, be observed as a holiday.

         (d) Failure by Landlord to any extent to furnish services hereunder or any cessation thereof shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any of such services be interrupted, Landlord shall use reasonable diligence to restore the same promptly, but Tenant shall have no claim for rebate of Rent, damages, or eviction on account thereof.

         (e) Tenant shall pay to Landlord, monthly as billed, as Additional Rent hereunder, such charges as may be separately metered or as Landlord may compute for (i) any utility services utilized by Tenant for computers, data processing equipment or other similar electrical equipment; (ii) extra lighting; (iii) air-conditioning, heating and other services in excess of that stated in Sections 3.01 (a)(1) and (5) hereof; or (iv) other air-conditioning, heating and services not standard for the Building or provided at times other than Normal Building Operating Hours. Landlord may elect to estimate the charges specified to be paid by Tenant under this Section 3.01(e) and bill such charges to Tenant monthly in advance, in which event Tenant shall pay such estimated charges and when the actual amounts of such charges are determined by Landlord an appropriate cash adjustment shall be made between Landlord and Tenant to reflect any underpayment or overpayment of such charges because of any difference between Landlord's estimate of, and the actual amount of such charges. Tenant shall pay all costs associated with providing separate utility meters to the Leased Premises. In the event separate utility meters are provided to the Leased Premises, Landlord may elect to have all charges for the utilities separately metered to the Leased Premises billed directly to the Tenant.

         3.02. Access by Tenant Prior to Commencement of Term. Landlord, at its discretion, may permit Tenant and its employees, agents and suppliers to enter the Leased Premises prior to the Commencement Date to enable Tenant to do such things as may be required by Tenant to make the Leased Premises ready for Tenant's occupancy. If such permission is granted, such parties will not interfere with or delay the performance of any activities by Landlord or other occupants of the Building. Landlord may withdraw such permission upon twenty-four (24) hours notice to Tenant if Landlord determines that any such interference or delay has been or may be caused. Any such entry into the Leased Premises shall be at Tenant's risk and Landlord shall not





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be liable in any way for personal injury, death, or property damage which may be suffered in or about the Leased Premises or the Building by Tenant or its employees, agents, contractors, suppliers or workmen, and Tenant hereby indemnifies Landlord therefrom.

         3.03.   Construction of Improvements to be made by Landlord.

         (a) The Leased Premises shall be delivered to Tenant at the Commencement Date in its current condition with only the additional leasehold Improvements and tenant finish, if any, set forth and described on Exhibit "C" attached hereto. The cost of installation of improvements to the Leased Premises requested by Tenant (calculated at Landlord's actual cost plus an additional charge of 15% to cover overhead) shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes thereon), which cost shall be payable by Tenant to Landlord as a part of the Rent hereunder promptly upon being invoiced therefor, and failure by Tenant to pay such cost in full within thirty (30) days after the date of billing shall constitute failure to pay Rent when due and an Event of Default by Tenant hereunder giving rise to all remedies available to Landlord under this Lease.

         (b) Subject to Section 3.03(c), if on the Commencement Date specified in Section 1.02 any of the work described in Exhibit "C" that is required to be performed by Landlord at Landlord's expense has not been substantially completed as reasonably determined by Landlord, or if Landlord is unable to tender possession of the Leased Premises to Tenant on the Commencement Date, then the Commencement Date (and commencement of installments of Rent) shall be postponed until such work to be performed in the Leased Premises at Landlord's expense is substantially completed as reasonably determined by Landlord or until Landlord is able to tender possession of the Leased Premises to Tenant, as the case may be, and such postponement shall operate to extend the expiration date specified in Section 1.02 hereof in order to give full effect to the stated duration of the Term. The deferment of installments of Rent and postponement of the Commencement Date pursuant to this
Section 3.03(b) shall be Tenant's exclusive remedy for Landlord's delay of completion of improvements to the Leased Premises or failure to tender possession of the Leased Premises to Tenant, and Tenant shall have no claim against Landlord because of any such delay in completion of Improvements or failure to deliver the Leased Premises.

         (c) No delay in the completion of the Leased Premises resulting from (i) delay or failure on the part of Tenant in furnishing information or other matters required in Exhibit "C", (ii) changes ordered by Tenant in the Tenant's Plans (hereinafter defined), (iii) improvements to the Leased Premises constructed by Landlord at Tenant's request and expense pursuant to Section
4.05 and Exhibit "C", and/or (iv) delay or failure on the part of Tenant to pay any amounts required to be paid by Tenant for construction or improvements to the Leased Premises, shall delay the Commencement Date, expiration date, or commencement of payment of Rent. If prior to the Commencement Date Tenant shall enter into possession of all or any part of the Leased Premises, (other than an entry with Landlord's consent pursuant to Section 3.02) then the Term, the payment of monthly installments of Rent and all other obligations of Tenant to be performed during the Term shall commence on, and the Commencement Date shall be deemed for all





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
purposes to be, the date of such entry, and the total amount of Rent shall be increased accordingly, provided that no such early entry shall operate to change the expiration date provided herein.

         (d) Tenant shall not make or allow to be made (except as otherwise provided in this Lease) any alterations or physical additions (including fixtures) in or to the Leased Premises, or place safes, vaults or other heavy furniture or equipment within the Leased Premises, without first obtaining the written consent of Landlord. Tenant shall deliver to Landlord a copy of the "as-built" plans and specifications for all alterations or physical additions so made in or to the Leased Premises, and shall reimburse Landlord for the cost incurred by Landlord to update its current architectural plans for the Building. Tenant agrees specifically that no food, soft drink or other vending machine will be installed within the Leased Premises without the prior written consent of Landlord.

         (e) All alterations, physical additions, or improvements in or to the Leased Premises (including fixtures) shall, when made, become the property of Landlord and shall be surrendered to Landlord upon termination of this Lease, whether by lapse of time or otherwise; provided, however, this clause shall not apply to moveable equipment or furniture owned by Tenant.

         (f) Tenant shall indemnify and hold harmless Landlord from and against all costs (including attorneys' fees and costs of suit), losses, liabilities, or causes of action arising out of or relating to any alterations, additions or improvements made by Tenant to the Leased Premises, including but not limited to any mechanics' or materialmen's liens asserted in connection therewith.

         (g) Tenant shall not be deemed to be the agent or representative of Landlord in making any such alterations, physical additions or improvements to the Leased Premises, and shall have no right, power or authority to encumber any interest in the Complex in connection therewith other than Tenant's leasehold estate under this Lease. However, should any mechanics' or other liens be filed against any portion of the Complex or any interest therein (other than Tenant's leasehold estate hereunder) by reason of Tenant's acts or omissions or because of a claim against Tenant or its contractors, Tenant shall cause the same to be cancelled or discharged by record of bond or otherwise within ten (10) days after notice by Landlord. If Tenant shall fail to cancel or discharge said lien or liens, within said ten (10) day period, which failure shall be deemed to be a default hereunder, Landlord may, at its sole option and in addition to any other remedy of Landlord hereunder, cancel or discharge the same and upon Landlord's demand, Tenant shall promptly reimburse Landlord for all costs incurred in cancelling or discharging such lien or liens.

         (h) NOTWITHSTANDING THE FOREGOING OR ANY OTHER PROVISION HEREIN TO THE CONTRARY, TENANT WAIVES THE IMPLIED WARRANTY OF SUITABILITY.

         3.04. Repair and Maintenance by Landlord. Landlord shall not be required to make any improvements or repairs of any kind or character to the Leased Premises or the Complex, except





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
such repairs as may be required to the Building corridors and lobbies and structural members of the Building, and such repairs as may be deemed necessary solely by Landlord for normal maintenance operations for the Complex (see
Article 3 Landlord's Services). This Section 3.04 shall not apply in the case of damage or destruction by fire or other casualty (as to which Section 5.02 shall apply), or damage resulting from an eminent domain taking (as to which
Section 5.01 shall apply).

                         ARTICLE 4  TENANT'S COVENANTS

         4.01. Payments by Tenant. Tenant agrees to timely pay the Rent and all rents and sums provided to be paid to Landlord hereunder at the times and in the manner herein provided and to at all times occupy and conduct business in the Leased Premises.

         4.02. Certain Taxes. Tenant shall pay all ad valorem taxes on all improvements installed in the Leased Premises that are in excess of those installed by Landlord from time to time as Building Standard or in excess of the items to be installed by Landlord at Landlord's cost under Exhibit "C" or specified in the Section 3.03(a) hereof.

         4.03. Repairs by Tenant. Tenant shall, at its cost, repair or replace any damage to the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees or visitors; provided if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements and the cost thereof shall be payable by Tenant on demand as a part of The Rent hereunder, and failure of Tenant to pay such costs within ten (10) days shall constitute a failure to pay Rent when due and an Event of Default by Tenant hereunder.

         4.04. Care of the Leased Premises. Tenant shall maintain the Leased Premises in a clean, attractive condition, and not commit or allow any waste or damage to be committed on or to any portion of the Leased Premises, and at the expiration or termination of this Lease shall deliver up the Leased Premises to Landlord in as good condition as at date of possession by Tenant, ordinary wear and tear excepted.

         4.05. Tenant Floor Plans. Tenant shall cooperate with Landlord in the preparation of space plans and working drawings ("Space Plans") for the Leased Premises as specified in Exhibit "C." Within fifteen (15) days after Landlord delivers the Space Plans to Tenant, Tenant shall deliver to Landlord Tenant's written approval of the Space Plans together with any and all changes to the Space Plans requested by Tenant. Additionally, within said fifteen (15) day period, Tenant shall deliver to Landlord any and all plans and specifications of additional work for the Leased Premises requested by Tenant (Tenant's Plans), as further specified in Exhibit "C." Should Tenant fail to deliver Tenant's approval of the Space Plans and the Tenant's Plans for additional improvements within said fifteen (15) day period, Tenant shall pay to Landlord one day's Base Rental for each day's delay in such delivery. Upon receipt of Tenant's approval of the Space Plans and receipt of the Tenant's Plans, Landlord will partition and prepare the Leased Premises in accordance therewith. However, Landlord shall not be required to install any partitions or improvements to the Leased Premises which exceed the tenant finish items and work specified in Exhibit "C" or which are not otherwise approved by Landlord. Tenant may, at Tenant's expense, order changes in the Tenant's Plans prior to or during construction with the prior consent of Landlord. However, any delay in completion of the Leased Premises caused by changes in the Tenant's Plans ordered by Tenant shall not delay the Commencement Date as further provided in Section 3.03(c) hereof.

         4.06    Assignment or Sublease.

         (a) Tenant shall not assign this Lease or Sublease the Leased Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession or license within the Leased Premises (any such assignment, Sublease, mortgage, pledge, hypothecation, or grant of a concession or license being hereinafter referred to in this Section 4.06 as a "Transfer") without the prior express written permission of Landlord, and any attempt to effect a transfer without such permission of Landlord shall be void and of no effect. Tenant acknowledges that any assignment or sublease is also subject to the prior written consent of any Landlord's Mortgagee (as defined in Section 4.10). In order for Tenant to make a Transfer, Tenant must request in writing Landlord's permission within at least sixty (60) days in advance of the date on which Tenant desires to make a Transfer, after which Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant in which event Tenant will be relieved of all further obligations hereunder as to such space, (ii) to permit Tenant to assign or sublet such space, subject, however, to prior written approval of the proposed assignee or Sublessee by Landlord, or (iii) to refuse consent to Tenant's requested transfer and to continue this Lease in full force and effect as to the entire Leased Premises. If Landlord shall fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected option (iii) above. If Landlord elects to exercise option (ii) above, Tenant agrees to provide at its expense, direct access from any sublet space or concession area to a public corridor of the Building. The prohibition against a Transfer contained herein shall be construed to include a prohibition against any Transfer by operation of law.

         (b) Notwithstanding that the prior express written permission of Landlord to a Transfer may have been obtained under the provisions of Section 4.06(a), the following shall apply:

                 (1) In the event of an assignment or Sublease, Tenant shall (i) cause the assignee or Sublessee to expressly assume in writing and to agree to perform all of the covenants, duties and obligations of Tenant hereunder, and such assignee or Sublessee shall be jointly and severally liable therefor along with Tenant; (ii) cause such assignee or Sublessee to grant Landlord an express first and prior contract lien and security interest in the same manner as the lien granted by Tenant to Landlord under Section 5.03 hereof; (iii) subordinate to Landlord's statutory lien and the aforesaid contract lien and security interest any liens or other rights which Tenant may claim with respect to any fixtures, equipment, goods, merchandise or other property owned by or leased to the proposed assignee or Sublessee or other party intending to occupy the

Leased Premises; and (iv) agree with Landlord that in the event that the rent or other consideration due and payable by a Sublessee or assignee under any such permitted Sublease or assignment exceeds the Rent for the portion of the Leased Premises so transferred, then Tenant shall pay Landlord as additional rental hereunder all such excess rental and other consideration immediately upon receipt thereof by Tenant from such transferee.

                 (2) A signed counterpart of all instruments relative to a Transfer (executed by all parties to such transaction with the exception of Landlord) shall be submitted by Tenant to Landlord prior to or contemporaneously with the request for Landlord's written consent thereto (it being understood that no such instrument shall be effective without the written consent of Landlord);

                 (3) No usage of the Leased Premises different from the usage herein provided to be made by Tenant shall be permitted, and all of the terms and provisions of this Lease shall continue to apply after a Transfer; and

                 (4) In any case where Landlord consents to a Transfer, Tenant will nevertheless remain directly and primarily liable for the performance of all the covenants, duties and obligations of Tenant hereunder (including, without limitation, the obligation to pay all Rent herein provided to be paid), and Landlord shall be permitted to enforce the provisions of this Lease against the undersigned Tenant or any transferee, or both, without demand upon or proceeding in any way against any other persons.

         (c) If Tenant is a corporation then any transfer of this Lease by merger, consolidation or dissolution or any change in ownership or power to vote a majority of the voting stock in Tenant outstanding at the time of execution of this Lease shall constitute a Transfer for the purposes of this Lease; provided, however, that acquisition of all stock of a corporate Tenant by any corporation, the stock of which is registered pursuant to the Securities Act of 1933 or the merger of a corporate Tenant into such a corporation, the stock of which is so registered, shall not be deemed to be a violation of
Section 4.06(a). For purposes of this Section 4.06(c), the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation involved.

         (d) If Tenant is a general partnership having one or more corporations as partners or if Tenant is a limited partnership having one or more corporations as general partners, the provisions of Section 4.06(c) shall apply to each of such corporations as if such corporations alone had been the Tenant hereunder. If Tenant is a general or limited partnership, joint venture, or other form of association, the transfer of a majority of the ownership interests therein shall constitute a Transfer for the purposes of this Lease.

         (e) The consent by Landlord to a particular Transfer shall not be deemed a consent to any other subsequent Transfer. If this Lease, the Leased Premises or the Tenant's leasehold interest therein, or if any portion of the foregoing is transferred, or if the Leased Premises are occupied in whole or in part by anyone other than Tenant without the prior consent of Landlord as provided herein, Landlord may nevertheless collect rent from the transferee or other occupant and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of rent or application thereof by Landlord shall be deemed a waiver of the provisions hereof or a release of Tenant from the further performance by Tenant of its covenants, duties and obligations hereunder.

         4.07. Alterations, Additions, Improvements. Tenant will make no alteration, change, improvement, repair, replacement or addition to the Leased Premises without the prior written consent of Landlord. Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the Building provided (i) such removal is made prior to the termination or expiration of the Term; (ii) Tenant is not then in default in the timely performance of any obligation or covenant under this Lease; and
(iii) Tenant promptly repairs all damage caused by such removal. All other property and the Leased Premises and any alteration or addition to the Leased Premises and any other articles attached or affixed to the floor, wall, or ceiling of the Leased Premises is a part of the property of Landlord and shall be surrendered with the Leased Premises as part thereof at the termination or expiration of this Lease, without payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will, prior to termination or expiration of this Lease, remove any and all alterations, additions, fixtures, equipment and property placed or installed by Tenant or installed by Landlord at Tenant's expense in the Leased Premises and will repair any damage caused by such removal.

         4.08. Compliance with Laws and Usage; Liens. Tenant, at its cost, shall comply with all federal, state, municipal and other laws and ordinances applicable to the Leased Premises and the business conducted therein by Tenant, and with the Building Rules and Regulations; will not engage in any activity which would cause landlord's fire and extended coverage insurance to be cancelled or the rate thereof to be increased (or, at Landlord's option, will pay any such increase); and will not commit any act which is a nuisance or annoyance to Landlord or to other tenants in the Building or which might, in the exclusive judgment of Landlord, appreciably damage Landlord's goodwill or reputation, or tend to injure or depreciate the value of the Complex. Tenant has no authority to encumber the Complex or Leased Premises with any lien, and Tenant shall not suffer or permit any such lien to exist. Should any such lien hereafter be filed, Tenant shall promptly discharge the same at its sole cost.

         4.09. Access by Landlord. Tenant shall permit Landlord or its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect same; to clean; to make repairs, alterations or additions thereto, as Landlord may deem necessary or desirable; to show the Leased Premises to prospective purchasers or tenants; or for any other purpose deemed reasonable by Landlord; and Tenant shall not be entitled to any abatement or reduction or Rent by reason thereof.

         4.10. Landlord's Mortgagee. Tenant agrees with Landlord and with the Mortgagee of any mortgage or the beneficiary of any Deed of Trust now or hereafter constituting a lien on the Complex or the Leased Premises ("Landlord's Mortgagee") that any Landlord's Mortgagee shall have the right at any time to elect, by notice in writing given to Tenant, to make this Lease superior to the lien of such mortgage or Deed of Trust and upon the giving of such notice to Tenant, this Lease shall be deemed prior and superior to the mortgage or Deed of Trust in respect to which such notice is given; and at Landlord's Mortgagee's request Tenant shall execute a recordable instrument establishing this Lease as superior to such lien; or Landlord's Mortgagee may, by like notice, make this Lease subordinate to such mortgage or Deed of Trust. If Landlord's Mortgagee shall elect to make this Lease subordinate to such mortgage or Deed of Trust, the same shall be self-operative and no further certificate or instrument of subordination need be required by any Mortgagee. In confirmation of such subordination, however, Tenant shall execute promptly any reasonable certificate or instrument that Landlord may request. Tenant further agrees that any Landlord's Mortgagee, without notice Tenant, may demand the payment of Rent and performance of this Lease at any time. Tenant hereby constitutes Landlord as Tenant's attorney-in-fact to execute such certificate or instrument for and on behalf of Tenant. In the event of the enforcement by Landlord's Mortgagee of the remedies provided for by law or by such mortgage or Deed of Trust, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of such successor in interest without change in terms or other provisions of such Lease provided, however, that such successor in interest shall not be (i) bound by any payment of Rent for more than one month in advance except payments in the nature of security for the performance by Tenant of its obligations under this Lease; (ii) subject to any offset, defense or damages arising out of a default or any obligations any preceding Landlord; or
(iii) bound by any amendment or modification of this Lease made without the written consent of such Trustee or such beneficiary or such successor in interest. Upon request by such successor in interest, Tenant shall execute and deliver reasonable instruments confirming the attornment provided for herein.

         4.11. Estoppel Certificate. At Landlord's request from time to time, Tenant will promptly, without further consideration, execute an Estoppel Certificate addressed to Landlord's Mortgagee or to such party as Landlord may designate certifying to such notice provisions and other matters as Landlord's Mortgagee or as the other party designated by Landlord may reasonably request. At Landlord's request from time to time, Tenant will promptly execute, without further consideration, a certificate stating the commencement and expiration dates of the Term, the rental then payable hereunder, that there are no defaults on the part of Landlord or claims against Landlord hereunder (or if there are any, stating the same with particularity), and such other information pertaining to this Lease as Landlord may reasonably request, addressed to such party as Landlord may designate.

                           ARTICLE 5 MUTUAL COVENANTS

         5.01 Condemnation, Loss or Damage. If the Leased Premises, Building, or any part thereof shall be taken or condemned for any public purpose (or conveyed in lieu or in settlement thereof) to such an extent as to render the remainder of the Building or Leased Premises, in the opinion of Landlord, not reasonably suitable for occupancy, this Lease shall, at the option of either party, forthwith cease and terminate, and all proceeds from any taking or condemnation of the Building and the Leased Premises shall belong to and be paid to Landlord. If this Lease is not so terminated, Landlord shall repair any damage resulting from such taking, to the extent and in the manner provided in Section 5.02, and Base Rental hereunder shall be abated to the extent the Leased Premises are rendered untenantable during the period of repair and thereafter be adjusted on an equitable basis considering the areas of the leased Premises taken and remaining.

         5.02    Fire or Other Casualty; Certain Repairs.

         (a) In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises shall be partially destroyed by fire or other casualty so as to render the Leased Premises untenantable in whole or in part in the opinion of Landlord, the Base Rental provided for herein shall abate as to the portion of the Leased Premises rendered untenantable until such time as the Leased Premises are made tenantable as determined by Landlord and Landlord agrees to commence and prosecute such repair work promptly and with reasonable diligence, or if such destruction results in the Leased Premises being untenantable in substantial part for a period reasonably estimated by Landlord to be six (6) months or longer after Landlord's insurance settlement, or in the event of total or substantial damage or destruction of the Building where Landlord decides not to rebuild, then all Rent owed up to the date of such damage or destruction shall be paid by Tenant and this Lease shall terminate upon notice thereof to Tenant. Landlord shall give Tenant written notice of its decisions, estimates or elections under this Section 5.02 within sixty (60) days after any such damage or destruction.

         (b)     Should Landlord elect to effect any repairs under Sections
5.01 or 5.02(a), Landlord shall only be obligated to restore or rebuild the Leased Premises to a Building Standard condition, and then only to the extent that insurance proceeds are actually available to Landlord therefor. In the event the Base Rental or any portion of the Base Rental is abated under Sections 5.01 or 5.02(a), the expiration date of the Term specified in Section
1.02 shall be extended for the period of such abatement.

         5.03. Security Interest. In consideration for the mutual benefits arising under this Lease, and as security for Tenant's performance of all its obligations under this Lease, Tenant hereby grants to Landlord a lien and security interest in and on all property of Tenant now or hereafter placed in or upon the Leased Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all Rent and other sums agreed to be paid by Tenant herein. The provisions of this Section 5.03 shall constitute a security agreement under the Texas Uniform Commercial Code so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Leased Premises, including but not limited to all fixtures, machinery, equipment, furnishings and other articles of personal property now or hereafter placed in or upon the Leased Premises by Tenant. Landlord may at its election at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded to a secured party under the Texas Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative to the Landlord's liens and rights provided by law or by the other terms and provisions of this Lease. Promptly upon request, and without further consideration, Tenant agrees to execute as debtor such additional financing statement or statements as Landlord may now or hereafter reasonably request in order that Landlord's security interests may be protected pursuant to the Texas Uniform Commercial Code. Unless otherwise provided by law and for the purpose of exercising any right pursuant to this Section, Landlord and Tenant agree that reasonable notice shall be met if such notice is given by ten (10) days' written notice, certified mail, return receipt requested, to Landlord or Tenant at the addresses for notice specified herein.

         5.04. Holding Over. If Tenant should remain in possession of the Leased Premises after the termination or expiration of the Term without the execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance, subject to all the covenants and obligations of this Lease, except that the daily Rent shall be twice the per day Rent in effect immediately prior to such expiration or termination, but such holding over shall not extend the Term.

         5.05. Assignment by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and upon any such transfer of assignment, no further liability or obligation shall thereafter accrue against Landlord hereunder.

         5.06. Recourse Limitation. Tenant specifically agrees to look solely to Landlord's interest in the Building for the recovery of any judgment from Landlord, it being agreed that Landlord shall never be personally liable for any such judgment. The provision contained in the foregoing sentence shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord, or any other action not involving the liability of Landlord to respond in monetary damages from assets other than Landlord's interest in the Building.

         5.07. Control of Common Areas and Parking Facilities by Landlord. All automobile parking areas including (without limitation), the Garage, driveways, entrances and exits thereto, and other facilities furnished by Landlord, including all parking areas, truck way or ways, loading areas, pedestrian walkways, ramps, landscaped areas, stairways and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, invitees, licensees, visitors and customers shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations (herein called the "Building Rules and Regulations") with respect to all facilities and areas mentioned in this Section; the initial Building Rules and Regulations are set out in Exhibit "D" hereto and are of equal dignity herewith.

         5.08.   Default by Tenant.

         (a) Each of the following occurrences relative to Tenant shall constitute an "Event of Default:"

                 (1) Failure or refusal of Tenant to make the timely payment of any Rent payable under this Lease when and as the same shall become due and payable;

                 (2) Failure of Tenant to occupy and conduct business in, or the abandonment or vacating of the Leased Premises or any significant portion thereof;

                 (3) The filing or execution or occurrence of a petition in bankruptcy or other insolvency proceeding by or against Tenant or any guarantor of Tenant's obligations hereunder; or petition or answer seeking relief under any provision of the Bankruptcy Act; or as assignment for the benefit of creditors or composition; or a petition or other proceeding by or against the Tenant for the appointment of a trustee, receiver or liquidator of Tenant or any of Tenant's property; or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor of Tenant;

                 (4) Failure by Tenant in the performance or compliance with any of the agreements, terms, covenants or conditions provided in this Lease, other than those referred to in (1), (2) or (3) above, for a period of ten (10) days after notice from Landlord to Tenant specifying the items in default; or

                 (5) The occurrence of any other event herein provided to be an Event of Default.

         (b) This Lease and the Term and estate hereby made are subject to the limitation that if and whenever any Event of Default shall occur, Landlord may, at its option and without further written notice to Tenant, in addition to all other remedies given hereunder or by law or equity, do any one or more of the following:

                 (1) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Leased Premises to Landlord;

                 (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other occupant therefrom with or without having terminated the Lease; and

                 (3) Apply all or any portion of the Security Deposit to cure such Event of Default; and

                 (4) Without any prior notice to Tenant, alter locks and other security devices at the Leased Premises so that Tenant will not have access to the Leased Premises. Landlord may take these actions without incurring any liability and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law; Tenant hereby waiving any right to claim damage for such re-entry expulsion.

         (c) Any right to receive notice of Landlord's intent to exercise any of the remedies for an Event of Default is hereby waived. Any right to cure before Landlord may exercise any of the remedies for an Event of Default is hereby waived.

         (d) Exercise by Landlord of any one or more remedies shall not constitute an acceptance of surrender of the Leased Premises by Tenant, it being understood that such surrender can be effected only by the written agreement of the Landlord and Tenant, with the prior written consent of any Landlord's Mortgagee (as defined in Section 4.10).

         (e) If Landlord terminates this Lease by reason of an Event of Default, Tenant shall pay to Landlord the sum of all Rent and other indebtedness accrued hereunder to the date of such termination, the amounts stated in Section 5.08(g) hereof, plus, as liquidated damages, an amount equal to the then present value of the Rent and all other indebtedness as would otherwise have been required to be paid by Tenant to Landlord during the period following the termination of the Term measured from the date of such termination to the date of expiration stated in section 1.02, less the then present fair market rental value of the Leased Premises for such period; because of the difficulty of ascertaining the fair market rental value of the Leased Premises and the costs and time associated with reletting the Leased Premises, the Landlord and Tenant stipulate that such fair market rental value shall in no event be deemed to exceed seventy-five percent (75%) of the then present value of the Rent reserved for such period.

         (f) If Landlord repossesses the Leased Premises without terminating the Lease, then Tenant shall pay to Landlord all Rent and other indebtedness accrued to the date of such repossession, plus Rent and other sums required to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided below); reentry by Landlord will not affect the obligations of Tenant for the unexpired Term. Tenant shall not be entitled to any excess of any Rent obtained by reletting over the Rent herein reserved. Actions to collect amounts due by Tenant may be brought on one or more occasions, without the necessity of Landlord's waiting until expiration of the Term.

         (g) In case of an Event of Default, to the extent the same were not paid or deducted, as appropriate, under Section 5.08(e) or (f), Tenant shall also pay to Landlord: (i) broker's fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises; (ii) the cost of removing and storing Tenant's or any other occupant's property;
(iii) and the cost of repairing, altering, remodeling or otherwise putting the Leased Premises into condition acceptable to a new tenant or tenants; and (iv) all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorney's fees and court costs.

         (h) Upon termination or repossession of the Leased Premises for an Event of Default, Landlord shall not be obligated to relet or attempt to relet the Leased Premises, or any portion thereof, or to collect rental after reletting, but Landlord shall have the option to relet or attempt to relet. In the event of reletting, Landlord may relet the whole or any portion of the Leased Premises for any period, to any tenant, and for any use and purpose.

         (i) If Tenant should fail to make any payment, perform any obligation, or cure any default hereunder, Landlord, without obligation to do so and without thereby waiving such failure or default, may make such payment, perform such obligation, and/or remedy such other default for the account of Tenant (and enter the Lease Premises for such purpose), and Tenant shall pay upon demand all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action, plus interest thereon at the highest rate of interest permitted by law.

         5.09. Right to Relocate. Notwithstanding anything herein to the contrary, Landlord shall in all cases retain the right and power to relocate Tenant within the Building in space which is comparable in size and location and suited to Tenant's use, such right and power to be exercised reasonably and such relocation to be made at Landlord's sole cost and expense. Landlord shall not be liable or responsible for any claims, damages, or liabilities in connection with or occasioned by such relocation. Landlord's reasonable exercise of such right and power shall include, but shall in no way be limited to, a relocation to consolidate the rentable area occupied in order to provide Landlord services more efficiently, or a relocation to provide contiguous vacant space for a prospective tenant.

         5.10. Non-Waiver. Neither acceptance of rent by Landlord nor failure by Landlord to complain of any action, non-action or default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Waiver by Landlord of any right for any default of Tenant shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default.

         5.11. Independent Obligations. The obligation of Tenant to pay all Rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is hereinabove expressly provided for and not otherwise. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against any Rent and other sums provided hereunder to be paid Landlord by Tenant.

         5.12 Time of Essence. In all instances where any act is required at a particular indicated time or within an indicated period, it is understood and stipulated that time is of the essence.

         5.13. Remedies Cumulative. Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and no remedy of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other.

         5.14.  Insurance, Subrogation, Liability, Indemnity, and Waiver.

         (a) Tenant shall maintain at its sole expense fire and extended coverage insurance with vandalism and malicious mischief endorsements and a sprinkler leakage endorsement (where applicable), on all of its personal property, including removable trade fixtures, located in the Leased Premises and on non-Building Standard leasehold improvement and all additions and improvements made by Tenant.

         (b) Tenant shall, at its sole expense, maintain in effect at all times comprehensive general liability insurance, including contractual liability coverage, naming Landlord as an additional insured, issued by and binding upon some solvent insurance company authorized to do business in Texas and satisfactory to Landlord, with bodily injury limits of not less than $100,000 for each occurrence and $300,000 in the aggregate and property damage liability limits of not less than $100,000 for each occurrence and $300,000 in the aggregate. Tenant shall provide to Landlord (i) copies of such insurance policies prior to the Commencement Date of the Term, (ii) certificates of renewal at least thirty (30) days prior to the expiration date of any such policies, and (iii) copies of new policies at least thirty (30) days prior to terminating, or changing insurance companies for, any such policies.

         (c) Anything herein to the contrary notwithstanding each party hereto hereby releases and waives all claims, rights of recovery and causes of action that either party or any party claiming by, through or under such party by subrogation or otherwise may now or hereafter have against the other party or any of the other party's partners, directors, officers, employees or agents for any loss or damage that may occur to the Complex, Leased Premises, Tenant improvements or any of the contents of any of the foregoing by reason of fire or other casualty, or any other cause except gross negligence or willful misconduct (but including negligence of the parties hereto or their partners, directors, officers, employees, or agents) that could have been insured against under the terms of (i) any standard fire and extended coverage insurance policies required under the terms of this Lease, or (ii) any other loss covered by insurance required to be maintained under the terms of this Lease; provided, however, that this waiver shall be ineffective against any insurer of Landlord or Tenant to the extent that such waiver (i) is prohibited by the laws and insurance regulations of the State of Texas or (ii) would invalidate any insurance coverage of Landlord or Tenant. The waiver set forth in this Section 5.14(c) shall not apply to any deductibles on policies carried by Landlord nor to any coinsurance penalty which Landlord might sustain.

         (d) Except for any of the claims, rights of recovery and causes of action that Landlord has released and waived pursuant to Section 5.14(c), Tenant hereby releases, indemnifies, defends, and holds harmless Landlord and Landlord's partners, agents, directors, officers, employees, invitees and contractors, from all claims, losses, costs, damages or expenses (including, but not limited to, attorneys' fees) resulting or arising from any and all injuries or death of any person or damage to any property occurring during the Term caused or alleged to have been caused by any act, omission, or neglect of Tenant or Tenant's directors, officers, employees, agents, invitees or guests, or any parties contracting with Tenant relating to the Leased Premises.

         (e) Tenant and Landlord agree that each shall not be responsible or liable to the other or to their agents, customers or invitees, for bodily injury (fatal or non-fatal) or property damage occasioned by the acts or omissions of any other tenant or such tenant's employees, agents, contractors, customers or invitees within the Complex, or for any loss or damage to any property or persons occasioned by theft, fire act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or any other cause beyond the control of either party, or for any inconvenience or loss to either party in connection with any of the repair, maintenance, damage, destruction, restoration or replacement referred to in this Lease.

         5.15. Venue; Governing Law. This Lease shall be governed by the laws of the State of Texas. All monetary and other obligations of Landlord and Tenant are performable exclusively in Houston, Harris County, Texas.

         5.16. Notice. Any notice which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, postage prepaid, if for Landlord to 11200 WESTHEIMER, SUITE #507, HOUSTON, TEXAS 77042; or if for Tenant (i) prior to the Commencement Date to 11200 WESTHEIMER, SUITE #410, HOUSTON, TEXAS 77042 or (ii) subsequent to the Commencement Date to the Leased Premises. Such addresses may be changed from time to time by either party by giving notice as provided above. Notice shall be deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail).

         5.17. Entire Agreement, Binding Effect, Severability. This Lease and any written addenda and all exhibits hereto (which are expressly incorporated herein by this reference) shall constitute the entire agreement between Landlord and Tenant; no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restrictions on assignment and subletting applicable to Tenant hereunder. If any provision of this Lease or the application thereof to any person or circumstance shall at any time or to any extent be held invalid or unenforceable, and the basis of the bargain between the parties hereto is not destroyed or rendered ineffective thereby, the remainder of the Lease or the application of such provision to person or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

         5.18. Right of Reentry. Upon the expiration or termination of the Term for whatever cause, Landlord shall have the right to immediately reenter and reassume possession of the Leased Premises and remove Tenant's property therefrom, and Tenant expressly acknowledges such right.

         5.19. Number and Gender; Captions; References. Pronouns, where used herein, of whatever gender, shall include natural persons, corporations, and associations of every kind and character, and the singular shall include the plural and vice versa where and as often as may be appropriate. Article and section headings under this Lease are for convenience of reference and shall not affect the construction or interpretation of this Lease. Whenever the terms "hereof," "hereby," "herein," or words of similar import are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Article" or "Section" shall be construed as referring to the indicated article or section of this Lease.

         5.20 Delinquent Payments; Handling Charge. Any payments required of Tenant hereunder, whether as Rent or otherwise, shall bear interest from the time due until paid at the maximum rate of interest permitted by law. Furthermore, should Tenant fail to timely pay any installment of Rent hereunder, Landlord shall have the option to charge Tenant, as additional Rent hereunder, a fee equal to five percent (5%) of the delinquent installment to reimburse Landlord for its cost and inconvenience incurred in dealing with Tenant's delinquent payment. In no event, however, shall the charges imposed under this Section 5.20 and elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum rate of interest allowable under applicable law.

         5.21. Quiet Enjoyment. Tenant, on paying all sums herein called for and performing and observing all of its covenants and agreements hereunder, shall and may peaceably and quietly have, hold, occupy, use, and enjoy the Leased Premises during the Term subject to the provisions of this Lease and applicable governmental laws, rules, and regulations; and Landlord agrees to warrant and forever defend Tenant's right to such occupancy against the claims of any and all persons whomsoever lawfully claiming the same or any part thereof, by, through, or under Landlord, but not otherwise, subject only to the provisions of this Lease and all applicable governmental laws, rules, and regulations.

         5.22. Signs. No signs, symbols or identifying marks shall be placed in or upon the Complex, in the halls, elevators, staircases, entrances, or exterior of the Building or Garage, or upon the doors or walls of the Leased Premises without prior written approval of Landlord. Landlord agrees to provide and install, at Tenant's cost, all letters or numerals on doors in the Leased Premises. All such letters and numerals shall be in the Building Standard graphics, and no others shall be used or permitted on the Leased Premises without written permission from Landlord.

         5.23. Cancellation Option. Subject to the condition that Tenant shall not at such time be in Default of the Terms or provisions of the Lease, then Tenant (but not any assignee of Tenant or subtenant) shall have a one-time right to cancel said Lease effective at the end of the thirty-ninth (39th) month of the initial term, upon the fulfillment of the following conditions:

                 (1) the Tenant has given Landlord written notice not later than expiration of month thirty-three (33) of the Lease Term;





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
                 (2) that Tenant shall pay as stipulated damages all unamortized contributions by Landlord proposed herein, including but not limited to leasehold improvement allowances, commissions, architectural/MEP allowances, to the extent such allowances are utilized by Tenant, and unamortized value of three (3) months of rental. Payment of said penalty and stipulated damages shall be due simultaneous with Tenant's notice to cancel the Lease. For purposes of calculating such stipulated damages, the exact amount of Landlord's expenditures shall be treated as if such is a loan, fully amortized over the Lease Term at ten percent (10%) annual interest computed monthly.

         EXECUTED in multiple counterparts, each of which shall have the force and effect of an original on the date first above written.

                                        PINCAY OAKS, INC.


                                        By: /s/ KEN L. HATFIELD
                                           ------------------------------------
                                        Name:   KEN L. HATFIELD
                                             ----------------------------------
                                        Title:  VICE-PRESIDENT
                                              ---------------------------------
                                                         "LANDLORD"

                                        HORIZON EXPLORATION, LIMITED


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
                                                         "TENANT"


[Signature page to Lease Agreement dated                 , 1994 between PINCAY
OAKS, INC., as Landlord and HORIZON EXPLORATION, LIMITED, as Tenant.]

                                  EXHIBIT "A"





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
                                  EXHIBIT "B"

                               LEGAL DESCRIPTION
                             11200 WESTHEIMER ROAD

A tract of land containing 126,290 Square Feet, 2.8992 Acres which is part of a
55.2187 Acre tract conveyed to Casa Blanca Corporation of America from Westheimer-Hayes Co., Ltd., a Limited Partnership, by Deed recorded in Volume 8267, Page 294 of the Harris County Deed Record and being out of the Fort Smith Survey, Abstract No. 1307 in the City of Houston, Harris County, Texas, said
2.8992 Acre tract being more particularly described by Metes and Bounds as follows: (All bearings refer to the plat of AEGEAN GARDENS as recorded in Volume 290, Page 73, Harris County Map Records).

COMMENCING at a 3/4 inch iron pipe found at the point of intersection of the North Line of Westheimer Road, (120 feet wide), with the East line of Hayes Road (60 feet wide), said point also marks the Southwest corner of said 55.2187 Acre tract;

THENCE, N 89 57 min., 00 sec. E; along the North line of said Westheimer Road and South line of said 55.2187 Acre tract, for a distance of 562.85 feet to a 5/8 inch iron rod set for the POINT OF BEGINNING and the Southwest corner of this tract;

THENCE, N 00 08 min. 11 sec. E; for 570.41 feet on an "X" set in concrete for the Northwest corner of this tract and lying on the South line of said Aegean Gardens as a recorded in Volume 290, Page 73 of the Map Records of Harris County;

THENCE, East, along the South line of said Aegean Gardens for 218.00 feet to a 5/8 inch iron rod set for the Northeast corner of this tract;

THENCE, S 00 08 min. 11 sec. W; along the East line of said 55.2187 Acre tract for 579.22 feet to a 5/8 inch iron rod set for the Southeast corner of this tract and lying on the North right-of-way line of said Westheimer Road;

THENCE, S 89 57 min. 00 sec. W; along the North right-of-way line of said Westheimer Road and the South line of said 55.2187 Acre tract for 218.00 feet to the POINT OF BEGINNING; and being the same property particularly described in Deed dated September 11, 1981, from Monzer Hourani, Trustee to the insured herein.

                                  EXHIBIT "C"

         The Leased Premises shall be tendered to Tenant on an "as-is" condition, however, Landlord will extend to Tenant an allowance, not to exceed, Four and 50/100 Dollars ($4.50) per rentable square foot to be used for the remodel, refurbishment, permitting, architectural services, filing of required engineering drawings, and management supervision fee, (not to exceed five percent (5%) of actual construction/refurbishment costs).

                                  EXHIBIT "D"

                         BUILDING RULES AND REGULATIONS

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be used for the disposal of trash, be obscured by tenants or to used by tenants for any purpose other than entrance to and exit from the Leased Premises and for going from one part of the Building to another part of the Building.

2. Plumbing fixtures shall be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials shall be disposed into them. Damage resulting to any such fixtures from misuse by a tenant shall be the liability of said tenant.

3. Signs, advertisements or notices visible in or from public corridors or from outside the Building shall be subject to Landlord's prior written approval.

4. Movement in or out of the Building of furniture, office equipment or any other bulky or heavy materials shall be restricted to such hours as Landlord designates. Landlord will determine the method and routing of said items so as to ensure the safety of all persons and property concerned. Advanced written notice of intent to move such items must be made to the Building management office.

5. All deliveries of furniture, office equipment or bulk freight shall be coordinated in advance with Landlord, shall be performed subject to Landlord's supervision and direction by use only of an elevator designated by Landlord.

6. Building management shall have the authority to prescribe the weight and manner that heavy furniture and equipment are positioned.

7.       Corridor doors, when not in use, shall be kept closed.

8. Tenant space that is visible from public areas must be kept neat and clean.

9. The disposal of trash or storage of materials in the hallways, elevator lobbies, stairways and other common area of the Building is prohibited.

10.      No animals shall be brought into or kept in, on or about the Building.

11. Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Leased Premises. Landlord shall adjust thermostats as required to maintain the Building standard temperature.





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
12. Tenant will comply with any and all security procedures established by Landlord from time to time.

13. Tenants shall lock all office doors leading to corridors and turn out all lights at the close of their working day.

14. All requests for overtime air conditioning or heating must be submitted in writing to the Building management office by 2:00 p.m. on the day desired for weekday requests, by 2:00 p.m. Friday for weekend requests and by 2:00 p.m. on the preceding business day for holiday requests.

15. No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

         Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its reasonable judgement shall, from time to time, be required for the safety, protection, care and cleanliness of the Building, and the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agent, employees and invitees. Such rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.





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